Components of Accumulated Other Comprehensive Loss Included in Stockholders' Equity (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Other Comprehensive Income (Loss) [Line Items]
Net unrealized gain (loss) on securities available-for-sale	$ 60	$ (636)
Net unrealized gain for funded status of defined benefit plan liability	25	346
Accumulated other comprehensive income (Loss), before taxes, total	85	(290)
Tax effect	28	99
Net-of-tax amount	$ 57	$ (191)